United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 18, 2004



                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of registrant as specified in its charter)



                                     Nevada
         (State or other jurisdiction of incorporation or organization)

               000-27879                                  88-0301278
        (Commission File Number)               (IRS Employer Identification No.)

      3035 E. Patrick Lane, Suite 14                         89120
             Las Vegas, Nevada                            (Zip Code)
(Address of principal executive offices)

                                 (702) 938-9316
              (Registrant's telephone number, including area code)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     (a)(1)(i) On February 18, 2004, the Registrant terminated the client-auditor relationship between Sellers & Andersen, LLC ("Sellers and Andersen") and the Registrant.

     (ii) Sellers and Andersen's report on the Registrant's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sellers and Andersen's report for the year ended December 31, 2002 raised substantial doubt about the Registrant's ability to continue as a going concern. Perrin, Fordree & Company, P.C. ("Perrin") served as the Registrant's independent auditors for the fiscal year ended December 31, 2001. On November 13, 2002, Perrin resigned from the client-auditor relationship with the Registrant. Form 8-K was duly filed by the Registrant on November 14, 2002 to reflect a change in our certifying accountant. Sellers and Andersen were engaged as the Registrant's independent auditors on November 13, 2002. Sellers and Andersen re-audited the financial statements of the Registrant for the fiscal year ended December 31, 2001. Sellers and Andersen's report on the Registrant's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sellers and Andersen's report for the year ended December 31, 2001 raised substantial doubt about the Registrant's ability to continue as a going concern.

     (iii) The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

     (iv) During the two most recent fiscal years and any subsequent interim period through February 18, 2004, there have not been any disagreements between the Registrant and Sellers and Anderson on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sellers and Anderson, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     (v)  Regulation  S-K  Item  304(a)(1)(v)  is  not  applicable.

     (a)(2) On February 18, 2004, the Registrant engaged Madsen & Associates, CPA's Inc., ("Madsen") certified public accountants, as the Registrant's independent accountants to report on the Registrant's balance sheet as of December 31, 2003, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Madsen was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Madsen, neither the Registrant nor anyone on the Registrant's behalf consulted with Madsen regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Madsen's financial statements or (ii) any matter that was either the subject


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of  a  "disagreement"  or  a  "reportable  event," as those terms are defined in
Regulation  S-K,  Items  304(a)(1)(iv)  and  304(a)(1)(v).

     (a)(3) The Registrant provided Sellers and Anderson with a copy of the disclosures contained in Item 4(a)(1) above. Sellers and Anderson's response is attached hereto as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (a)     Financial  Statements.
                  ----------------------

          None.

          (b)     Exhibits.
                  --------

          The  following  exhibit  is  filed  herewith:

   EXHIBIT NO.                   IDENTIFICATION OF EXHIBIT
   -----------                   -------------------------

     99.1           Letter  from  Sellers  and  Andersen  to  the Registrant re:
                    disclosures  on  this  Form  8-K/A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2004.

                                             GATEWAY DISTRIBUTORS, LTD.


                                             By /s/ Richard A. Bailey
                                               ---------------------------------
                                               Richard A. Bailey, President


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